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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported): November 12, 1997


                             BAY BANCSHARES, INC.
           (Exact name of registrant as specified in its charter)



             TEXAS                         0-23299               76-0046244
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



           1001 HIGHWAY 146 SOUTH
               LA PORTE, TEXAS                                   77571
   (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code:  (281) 471-4400


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On November 12, 1997, Bay Bancshares, Inc. the "Company" completed the previously announced acquisition of Texas Bank, Baytown, Texas ("Texas Bank") located in Baytown, Texas, including a branch location in Mont Belvieu, Texas. At June 30, 1997, Texas Bank had total assets of approximately $41.5 million, total deposits of approximately $37.7 million and total stockholders' equity of approximately $3.7 million. As part of the transaction, the Company acquired all of the issued and outstanding shares of Texas Bank's common stock (the "Texas Bank Common Stock") through the consolidation of Texas Bank with a subsidiary of the Company formed solely to facilitate the acquisition. Following the consummation of the acquisition, Texas Bank became a wholly-owned subsidiary of the Company, and immediately thereafter, Texas Bank was consolidated with the Company's wholly-owned subsidiary, Bayshore National Bank (the "Bank") with the Bank surviving.

     The acquisition by the Company was made pursuant to an Agreement and Plan of Reorganization by and between the Company, Texas Bank and certain shareholders of Texas Bank dated June 24, 1997 (the "Texas Bank Acquisition Agreement"). In consideration of the exchange by shareholders of their Texas Bank Common Stock for cash, holders of Texas Bank Common Stock received a $5,335,000 aggregate cash payment from the Company. The purchase price was determined by arms-length negotiations between the Company and Texas Bank and adjusted prior to closing pursuant to the Texas Bank Acquisition Agreement. The funds used for the acquisition represent a portion of the proceeds obtained from the public offering of 600,000 shares of BBI common stock (the "Offering") which closed on November 12, 1997.

     In connection with the transaction, the directors of Texas Bank and their related interests, with the exception of Joseph D. Crook, have agreed, for a period of two years after the closing, that none of such individuals will (i) become affiliated with any business in Texas Bank's Community Reinvestment Act assessment area that competes with the Company, (ii) solicit business from the customer of Texas Bank or (iii) advise any customer of Texas Bank to cease or diminish doing business with Texas Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial statements of businesses acquired.

                 (4) The financial statements of Texas Bank will be filed by amendment no later than 60 days after November 27, 1997.

            (b)  Pro forma financial information.

                 (2) The pro forma financial information will be filed by amendment no later than 60 days after November 27, 1997.


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            (c)  Exhibits.   The following materials are filed as exhibits to
       this Current Report on Form 8-K:


 Exhibit
 Number                         Description of Exhibit
--------                        ----------------------
  2.1 Agreement and Plan of Reorganization by and between Bay Bancshares, Inc., Texas Bank and certain shareholders of Texas Bank dated June 24, 1997, together with the exhibits thereto (incorporated by reference to Exhibit No. 10.3 filed as part of the Registration Statement on Form S-1 (Registration No. 333-36185) of Bay Bancshares, Inc.).

  2.2 Form of Noncompetition Agreement by and between Bay Bancshares, Inc. and certain shareholders of Texas Bank dated May 29, 1997 (incorporated by reference to Exhibit G to
                 Exhibit 2.1 of this Current Report on Form 8-K).














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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BAY BANCSHARES, INC.



                                      By:   /s/ Larry D. Wright
                                         ----------------------------------
                                         Larry D. Wright
                                         President


Dated: November 25, 1997







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